UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 21, 2025

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1213 Elko Drive Sunnyvale, California 94089
(Address of Principal Executive Offices) (Zip Code)

(408) 331-8800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)            On August 21, 2025, the Board of Directors (the “Board”) of GSI Technology, Inc. (the “Corporation”) changed the composition of its Audit Committee and Nominating and Corporate Governance Committees, effective immediately. Ronald R. Steger, who had just been elected to the Board for the first time, was appointed to the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Steger was appointed chair of the Audit Committee, and Ruey L. Lu was appointed chair of the Nominating and Corporate Governance Committee. In addition, Elizabeth Cholawsky was designated to serve as lead director. The Corporation’s Audit Committee is now composed of Elizabeth Cholawsky, Haydn Hsieh and Ronald R. Steger (chair). The Compensation Committee continues to be composed of Elizabeth Cholawsky (chair), Haydn Hsieh and Ruey L. Lu. The Nominating and Governance Committee is now composed of Elizabeth Cholawsky, Ruey L. Lu (chair) and Ronald R. Steger.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 21, 2025. At the annual meeting, the matters set forth below were submitted to a vote of the Company’s stockholders. The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.	The Company’s stockholders elected the following five persons to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withhold	Broker Non-Vote
Elizabeth Cholawsky	12,578,585	104,437	6,103,899
Haydn Hsieh	12,532,258	150,764	6,103,899
Ruey L. Lu	12,479,186	203,836	6,103,899
Lee-Lean Shu	12,579,824	103,198	6,103,899
Ronald R. Steger	12,618,015	65,007	6,103,899

2.	The Company’s stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, with the votes cast as follows:

Votes For:	18,436,156
Votes Against:	307,962
Abstentions:	42,803
Broker Non-Votes:	0

3.	The Company’s stockholders approved an advisory (non-binding) resolution regarding the fiscal 2025 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company’s proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	12,482,730
Votes Against:	172,188
Abstentions:	28,104
Broker Non-Votes:	6,103,899

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

GSI Technology, Inc.

Date: August 22, 2025	By:	/s/ DOUGLAS M. SCHIRLE
Douglas M. Schirle
Chief Financial Officer